UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2017
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Phillips Edison Grocery Center REIT I, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices, including zip code)

(513) 554-1110
(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On October 4, 2017, Phillips Edison Grocery Center REIT I, Inc. ("PECO") completed a transaction to acquire certain real estate assets, the captive insurance company, and the third-party asset management business of Phillips Edison Limited Partnership ("PELP") in a stock and cash transaction. The completion of the transaction was originally reported in a Current Report on Form 8-K filed October 11, 2017. Shareholders were asked to vote on the transaction via the Proxy Statement filed June 21, 2017, which included the historical financial statements of PELP required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b).

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited combined financial statements of PELP for the years ended December 31, 2016, 2015, and 2014, are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference. The unaudited combined financial statements of PELP for the nine months ended September 30, 2017 and 2016, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of PECO, giving effect to the acquisition of PELP, and the related notes thereto, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit
23.1	Consent of independent registered public accounting firm.
99.1	Audited combined financial statements of PELP as of December 31, 2016, 2015, and 2014.
99.2	Unaudited combined financial statements of PELP for the nine months ended September 30, 2017 and 2016.
99.3	Unaudited pro forma consolidated financial information of PECO I.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT I, INC.

Date: December 15, 2017	By:	/s/ Jennifer L. Robison
Jennifer L. Robison
Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23.1	Consent of independent registered public accounting firm.
99.1	Audited combined financial statements of PELP as of December 31, 2016, 2015, and 2014.
99.2	Unaudited combined financial statements of PELP for the nine months ended September 30, 2017 and 2016.
99.3	Unaudited pro forma consolidated financial information of PECO I.